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Exhibit 10.116

AMENDMENT TO THE
EMPLOYMENT AGREEMENT

        This Amendment Agreement, made as of the 28th day of November, 2001 is between ATC Healthcare, Inc (formerly Staff Builders, Inc.) (the "Company") and David Savitsky (the "Employee").

        WHEREAS, the Company and the Employee entered into an Employment Agreement, dated as of June 1, 1987, amended by Agreement dated October 31, 1991, January 3, 1992, December 7, 1992 and (the "Agreement"), October 20, 1999.

        WHEREAS, the parties now desire to further amend the Agreement as provided herein;

        NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

1.
Section 3(a) of the Agreement, relating to compensation, is hereby amended such that the Employee's base salary will be increased to $503,619.

2.
Section 4, relating to duties is hereby amended such that the position of Chief Executive Officer is added to Employee's duties.

        Except as expressly amended herein, all other terms, conditions, agreements, representations and warranties contained in the Agreement shall remain in full force and effect.

        IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written:

ATC HEALTHCARE, INC.
By	/s/ STEPHEN SAVITSKY Name: Stephen Savitsky Title: Chairman of the Board
EMPLOYEE
/s/ DAVID SAVITSKY David Savitsky

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  Exhibit 10.116
AMENDMENT TO THE EMPLOYMENT AGREEMENT